                 [LOGO OF OSMOTICS CORPORATION APPEARS HERE]

   COMMON STOCK                                                COMMON STOCK

      NUMBER                                                     SHARES

     [      ]                                                    [     ]

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 688354 10 9

                             OSMOTICS CORPORATION
            Incorporated under the Laws of the State of Delaware.


THIS CERTIFIES THAT


IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                        OF PAR VALUE $.001 PER SHARE

============================OSMOTICS CORPORATION===============================

(herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed or assigned for transfer. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


              [Signature]                              [Signature]

         /s/FRANCINE E. PORTER                     /s/STEVEN S. PORTER
         ---------------------                     -------------------
               SECRETARY                                PRESIDENT


                        [FACSIMILE SEAL APPEARS HERE]

                        COUNTERSIGNED AND REGISTERED:
                                CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)        TRANSFER AGENT
                                                        AND REGISTRAR


                                                        AUTHORIZES OFFICER

                             OSMOTICS CORPORATION
--------------------------------------------------------------------------------
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM-        as tenants in common
        TEN ENT-        as tenants by the entireties
         JT TEN-        as joint tenants with
                        right of survivorship and
                        not as tenants in common

UNIF GIFT MIN ACT                Custodian
                 ---------------           -------------
                     (Cust)                    (Minor)

                    under Uniform Gifts to Minors

                    Act
                        -------------------------------
                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED                         HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                        SHARES
------------------------------------------------------------------------


OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT---------------------------------------------


                                                                    ATTORNEY, TO
-------------------------------------------------------------------

TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISIS.

DATED
      ------------------

                         X
                           -----------------------------------------------

                         X
                           -----------------------------------------------
                           NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


        SIGNATURE GUARANTEED:
                             ---------------------------------------------
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.